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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              APRIL 26, 2002
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                     WASHINGTON REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)



       Maryland                          1-6622                 53-0261100
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(State or other jurisdiction of     (Commission File           (IRS Employer
       incorporation)                    Number)          Identification Number)



6110 Executive Boulevard, Suite 800, Rockville, Maryland               20852
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code     (301) 984- 9400
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Item 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(I)      Previous Independent Accountants

         (a) On April 26, 2002, the registrant dismissed Arthur Anderson LLP, of Washington, D.C. as its independent accountants.

         (b) In connection with its audits for the two most recent fiscal years ended December 31, 2001, and through March 31, 2002, there have been no disagreements with Arthur Anderson LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Anderson LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (c) The reports of Arthur Anderson LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (d) During the two most recent fiscal years and through March 31, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (e) The registrant has provided Arthur Anderson LLP with a copy of this disclosure and has requested that Arthur Anderson LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Arthur Anderson LLP's letter to the SEC, dated April 29, 2002, is filed as Exhibit 16 to the Form 8-K).

(II)     New Independent Accountants

         (a) Upon the recommendation of the registrant's Audit Committee, the registrant's Board of Trustees approved the decision to change independent accountants. Effective April 26, 2002, Ernst & Young LLP was approved by the registrant's Board of Trustees as the new independent accountants. Management has not consulted with Ernst & Young LLP on any accounting, auditing, or reporting matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                                  (Registrant)

                                   /s/Laura M. Franklin
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                                       (Signature)

                                   Laura M. Franklin
                                   Managing Director
                                   Accounting, Administration and
                                   Corporate Secretary

       April 26, 2002
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         (Date)